[Logo]                                                                    [Logo]

                                    Municipal
                                   High Income
                                    Fund Inc.

                                                                   Annual
                                                                   Report

                                                                   [Logo]

                                                                   October
                                                                  31, 1996

                                     [Logo]
================================================================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

     We are pleased to provide you with the annual report for the Municipal High Income Fund, Inc. for the period ended October 31, 1996. Over the twelve-month period covering this report, the Fund paid dividends totaling $0.615 per share and posted a total return of 7.39% on net asset value (NAV). This compares favorably with the average total return for closed-end, high yield municipal bond funds of 6.66%, for the same period, as reported by Lipper Analytical Services, Inc., a major fund tracking organization. In addition, the Fund posted a total return of 10.22% based on market value. The table below shows the annualized distribution rates based on the Fund's October 31, 1996 NAV per share and its New York Stock Exchange (NYSE) closing price.

                     Price                               Annualized
                   Per Share                          Distribution Rate
                    -------                             ------------
                  $9.53 (NAV)                               6.40%
                  $9.00 (NYSE)                              6.78%

Market and Economic Overview

     Over the past twelve months, the U.S. economy has continued to enjoy its healthy recovery which began over six years ago. The unemployment rate has fallen from around 7.50% in 1992, to just over 5.00% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there have been no signs of inflation so far in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout much of the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated, fears of inflation subsided and interest rates have broken out of their six-month range of 6.75% to 7.20%. As of October 31, 1996, the yield on the 30-year Treasury was 6.66%. The recent bond market rally was fueled by data that suggest inflation seems to be non-existent within the U.S. economy, as well as the announcement that the Federal Reserve Board (the Fed) left rates unchanged at its September 24, 1996 Federal Open Market Committee meeting.


                                       1
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     Municipal bond yields have also declined recently as investors became comforted by the fact that any radical tax reform that could have been enacted as a result of the November elections was purely political rhetoric. Looking ahead into 1997, we believe that any tax reform that takes place will be cosmetic at best. While some may say that municipal bonds are now "rich" relative to Treasuries, as opposed to being "inexpensive" throughout the first half of the year, we disagree. In our view, municipal bonds are now more fairly priced relative to Treasuries.

Fund's Investment Strategy

     The Municipal High Income Fund's investment objective is to provide high levels of tax-exempt current income. In line with this objective, the Fund continues to focus on higher coupon bonds in order to maintain an attractive level of dividend income over the twelve-month period covered by this report.

     During the past twelve months, the Municipal High Income Fund has remained highly diversified among a number of sectors that we believe offer high yield potential, as well as price stability during periods of increased volatility. As of October 31, 1996, the majority of the Fund's assets were allocated among the following sectors: industrial development revenue bonds (25.2%), pollution control revenue bonds (16.7%), hospital bonds (10.3%), and transportation bonds (9.5%). The Fund's average weighted maturity as of October 31, 1996 was just over 21 years.

Municipal Bond Market Outlook

     Throughout 1995 and 1996, the supply of new municipal bond issues was low relative to the number of bonds that were retired. Going forward, the calling and maturing of municipal bonds will begin to slow down, but the market in our view will not see a large increase in municipal bond issuance. However, during the recent November elections, 90% of bond issues that were ballot initiatives were approved, as opposed to the 50% approval rate of two years ago. Therefore, at some point in time we believe we will see an increase in municipal bond issuance, but not to the levels that were seen in years past. Nevertheless, it is our opinion that supply and demand trends will remain intact over the next couple of years.


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     On a short-term basis, we expect to see the recent bond market rally to continue, at least into the first quarter of 1997. In our view, the Fed will remain on the sidelines for now, but may be compelled to raise short-term interest rates during the first quarter of 1997, should fourth quarter U.S. economic growth show any signs of inflation.

     In closing, thank you for investing in the Municipal High Income Fund. We look forward to continuing to help you achieve your financial goals.


/s/ Heath B. McLendon                     /s/ Lawrence T. McDermott

Sincerely,
Heath B. McLendon                         Lawrence T. McDermott
Chairman and Chief Executive Officer      Vice President and Investment Officer

December 3, 1996

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

[Logo]                                           Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Alabama -- 3.3%
    $  490,000   Aa1*   Alabama HFA, Single-Family Mortgage Revenue,
                          10.500% due 12/1/02 ..............................................  $    518,787
     4,000,000   BBB-   Butler, AL IDR, Waste Disposal,
                          8.000% due 9/1/28 (a) ............................................     4,445,000
     1,000,000   BBB-   Mobile, AL IDR, 6.950% due 1/1/20 ..................................     1,050,000
                                                                                              ------------
                                                                                                 6,013,787
                                                                                              ------------
Arizona -- 1.9%
                        Gila County, AZ IDA, PCR, (ASARCO), Series 1987:
     2,700,000   BBB      8.900% due 7/1/06 ................................................     2,846,799
       600,000   Baa2*    8.900% due 7/1/06 ................................................       633,108
                                                                                              ------------
                                                                                                 3,479,907
                                                                                              ------------
California -- 2.3%
     2,000,000   NR     Los Angeles County, CA Regional Airport Authority,
                          Continental Airlines, Inc., 9.000% due 8/1/17 (a) ................     2,130,000
     2,000,000   BBB-   Sacramento, CA Cogeneration Authority, Electric Revenue,
                          6.500% due 7/1/14 ................................................     2,072,500
                                                                                              ------------
                                                                                                 4,202,500
                                                                                              ------------
Colorado -- 3.1%
     2,000,000   NR     Colorado Health Facilities, Authority Revenue Project,
                          (Beth Israel at Shalom Park Project),
                          7.250% due 12/15/25 ..............................................     2,032,500
                        Denver, CO Airport, Series A:
     1,650,000   BBB      8.500% due 11/15/23 (a) ..........................................     1,887,188
     1,600,000   BBB      8.000% due 11/15/25 (a) ..........................................     1,794,000
                                                                                              ------------
                                                                                                 5,713,688
                                                                                              ------------
Connecticut -- 0.9%
     1,500,000   NR     Connecticut State Development Authority,
                          Health Care Revenue, Series B, 8.000% due 7/1/17 .................     1,563,750
                                                                                              ------------
Florida -- 4.8%
       930,000   NR     Homestead, FL IDR, (Project A), 7.950% due 11/1/18 .................       945,112
     2,035,000   NR     Jacksonville, FL Health Facilities Authority Revenue,
                          9.125% due 10/15/19 ..............................................     2,103,681
     2,000,000   BBB-   Martin County, FL IDR, (Indiantown
                          Cogeneration Project A), 7.875% due 12/15/25 (a) .................     2,280,000
     1,500,000   B+     Ocean Highway & Port Authority, FL PCR,
                          Solid Waste, 9.375% due 11/1/04 ..................................     1,528,110
       985,000   NR     Palm Beach County, FL Health Facilities Authority,
                          Insured Hospital Revenue, JFK Medical Care,
                          (Pre-Refunded -- Escrowed with U.S. Government
                          Securities to 12/1/98 Call @ 102), 8.875%
                          due 12/1/18 (b) ..................................................     1,095,813

                       See Notes to Financial Statements.

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[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Florida -- 4.8% (continued)
    $  650,000   NR     Tampa, FL (Aquarium Inc. Revenue Project),
                          (Pre-Refunded -- Escrowed with U.S. Government
                          Securities to 5/1/02 Call @ 102), 7.750% due 5/1/27 (b) ..........  $    754,812
                                                                                              ------------
                                                                                                 8,707,528
                                                                                              ------------
Georgia -- 0.6%
     1,000,000   NR     Walton County, GA IDA, (Walton Project), 8.500% due 9/1/07 .........     1,061,250
                                                                                              ------------

Illinois -- 8.2%
     2,900,000   Baa2*  Chicago, IL O'Hare International Airport, Special Facilities
                          Revenue Bonds, United Airlines, Series B,
                          8.950% due 5/1/18 (a) ............................................     3,277,000
                        Chicago, IL Skyway Toll Bridge:
     2,000,000   Baa*     6.500% due 1/1/10 ................................................     2,045,000
     1,700,000   Baa*     6.750% due 1/1/17 ................................................     1,748,875
     2,500,000   BB-    East Chicago, IL IDA Revenue, Inland Steel Company,
                          Project 10, 6.800% due 6/1/13 ....................................     2,537,500
     1,835,000   NR     Hanover Park, IL First Mortgage, (Windsor Manor Project),
                          9.250% due 12/1/07 ...............................................     1,917,575
     1,750,000   NR     Hennepin, IL IDA Revenue, (Metchem Corp. Project),
                          10.250% due 1/1/05 (a)(c)(d) .....................................        30,000
     1,500,000   A+     Illinois Housing Development Authority, Series 5,
                          6.750% due 9/1/23 ................................................     1,575,000
       755,000   NR     Loves Park, IL First Mortgage Revenue, (Hoosier Care Project),
                          Series A, 9.750% due 8/1/19 ......................................       803,131
       980,000   NR     Sterling, IL First Mortgage Revenue, (Hoosier Care Project),
                          Series A, 9.750% due 8/1/19 ......................................     1,042,475
                                                                                              ------------
                                                                                                14,976,556
                                                                                              ------------
Indiana -- 3.2%
     1,000,000   Ba3*   Indiana State IDA Finance Authority, PCR, (Inland Steel
                          Company Project No. 13), 7.250% due 11/1/11 (a) ..................     1,030,000
     4,750,000   Baa2*  Indianapolis, IN  Airport Authority,
                          6.500% due 11/15/31 (a)(e) .......................................     4,773,750
                                                                                              ------------
                                                                                                 5,803,750
                                                                                              ------------
Kentucky -- 2.2%
     1,320,000   A1*    Jefferson County, KY Health Facilities Authority, Dates
                          Beverly Enterprise, 10.125% due 5/1/08 ...........................     1,443,750
     1,500,000   Baa3*  Kenton County, KY Airport Board Delta Airlines
                          7.500% due 2/1/20 (a) ............................................     1,612,500

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Kentucky -- 2.2% (continued)
    $1,000,000   A      Pendleton County, KY Multi-Lease Revenue, Series A,
                          6.500% due 3/1/19 ................................................  $  1,038,750
                                                                                              ------------
                                                                                                 4,095,000
                                                                                              ------------
Louisiana -- 5.9%
     1,200,000   Baa3*  Lake Charles, LA Harbor & Terminal District & Port Facilities
                          Revenue, (Trunkline LNG Co. Project),
                          7.750% due 8/15/22 ...............................................     1,348,500
                        Port New Orleans, LA IDR:
                          Avondale Industries, Inc. Project:
     2,000,000   NR         8.250% due 6/1/04 ..............................................     2,312,500
     3,000,000   NR         8.500% due 6/1/14 ..............................................     3,472,500
     1,000,000   BB-      Continental Grain Company Project, 7.500% due 7/1/13 .............     1,065,000
     2,400,000   BB+    West Feliciana Parish, LA PCR, 8.000% due 12/1/24 ..................     2,562,000
                                                                                              ------------
                                                                                                10,760,500
                                                                                              ------------
Maine -- 0.4%
                        Maine State Housing Authority Mortgage Purchases:
       500,000   Aa*      Series C-2, 7.000% due 11/15/32 (a) ..............................       522,500
       170,000   Aa*      Series D-1, 8.300% due 11/15/28 (a) ..............................       174,038
                                                                                              ------------
                                                                                                   696,538
                                                                                              ------------
Massachusetts -- 5.9%
     1,880,000   NR     Commonwealth of Massachusetts Health & Educational Facilities
                          Authority Revenue, North Adams State College,
                          (Pre-Refunded -- Escrowed with U.S. Government Securities
                          to 7/1/99 Call @ 102), 9.625% due 12/1/18 (b) ....................     2,159,650
                        Commonwealth of Massachusetts Industrial Finance Agency
                          (S.E. Mass Project):
     1,700,000   NR          Series A, 9.000% due 7/1/15 ...................................     1,923,125
     5,940,000   NR          Series B, 9.250% due 7/1/15 (a) ...............................     6,734,475
                                                                                              ------------
                                                                                                10,817,250
                                                                                              ------------
Michigan -- 1.5%
     1,000,000   BBB    Detroit, MI GO, Series A, 6.800% due 4/1/15 1,076,250
     1,500,000   BBB+   Western Townships, MI Utility Revenue, Sewage System,
                          (Subject to Crossover Refunding 11/1/99 Call @ 102),
                          8.300% due 1/1/19 ................................................     1,597,500
                                                                                              ------------
                                                                                                 2,673,750
                                                                                              ------------
Minnesota -- 1.1%
     1,985,000   AA+    Minnesota HFA, Single-Family, Series H, 6.700% due 1/1/18 ..........     2,086,731
                                                                                              ------------

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Mississippi -- 2.8%
                        Claiborne County, MS PCR, Series C:
    $3,300,000   Ba1*     9.875% due 12/1/14, Variable Rate (e) ............................  $  3,675,375
     1,500,000   BBB-     6.200% due 2/1/26 ................................................     1,475,625
                                                                                              ------------
                                                                                                 5,151,000
                                                                                              ------------
New Hampshire -- 2.0%
                        New Hampshire State IDA, United Illuminating Co.:
     1,000,000   BBB-     Series A, 9.375% due 7/1/12 (a) ..................................     1,052,090
     2,500,000   BBB-     Series B, 10.750% due 10/1/12 (a) ................................     2,696,025
                                                                                              ------------
                                                                                                 3,748,115
                                                                                              ------------
New Jersey -- 3.8%
     2,200,000   NR     New Jersey Educational Facilities, Fairleigh Dickinson
                          University, Series C, 6.625% due 7/1/23 ..........................     2,145,000
                        New Jersey Health Care Facilities:
     1,885,000   Ba1*     Palisades Medical Center, Finance Authority Revenue,
                            7.600% due 7/1/21 ..............................................     1,885,000
     1,000,000   NR       Raritan Bay Medical Center, 7.250% due 7/1/271,046,250
     1,500,000   Baa*     Zurbrugg Memorial Hospital, Series C, 8.500% due 7/1/12 ..........     1,557,945
       310,000   AAA    New Jersey Housing and Mortgage Finance Agency,
                          Home Buyer Revenue, Series E, MBIA-Insured,
                          7.650% due 10/1/16 ...............................................       326,663
                                                                                              ------------
                                                                                                 6,960,858
                                                                                              ------------
New Mexico -- 0.8%
     1,420,000   AA     New Mexico Mortgage Finance Authority, Single-Family
                          Mortgage Program, Series B, 8.300% due 3/1/20 (a) ................     1,487,450
                                                                                              ------------
New York -- 7.5%
                        New York City, NY COP:
     4,715,000   BBB+     Series F, 6.625% due 2/15/25 .....................................     4,844,663
     1,000,000   BBB+     Series H, 7.000% due 2/1/21 ......................................     1,053,750
     3,000,000   BBB+   New York City, NY GO Unlimited,
                          Series G, 6.000% due 2/1/11 ......................................     2,988,750
     1,950,000   BB+    New York State Energy Research & Development Authority,
                          Electric Facility Revenue, Long Island Lighting Company,
                          7.150% due 12/1/20 (a) ...........................................     1,989,000
     2,750,000   NR     Port Authority of NY & NJ, Special Obligation Revenue,
                          6.750% due 10/1/19 (a) ...........................................     2,791,250
                                                                                              ------------
                                                                                                13,667,413
                                                                                              ------------
North Carolina -- 3.5%
     1,750,000   A      Martin County, NC Industrial Facilities PCR,
                          6.800% due 5/1/24 (a) ............................................     1,892,188

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
North Carolina -- 3.5% (continued)
    $2,300,000   BBB    North Carolina Eastern Municipal Power Agency,
                          Power Systems Revenue, Series B, 7.000% due 1/1/08 ...............  $  2,521,375
     2,050,000   A      North Carolina Municipal Power Agency No. 1, Catawaba
                          Electric Revenue, 6.250% due 1/1/17 ..............................     2,067,938
                                                                                              ------------
                                                                                                 6,481,501
                                                                                              ------------
Ohio -- 3.4%
     1,000,000   NR     Cleveland, OH Airport Special Revenue,
                          Continental Airlines Inc., 9.000% due 12/1/19 (a) ................     1,063,750
     1,000,000   NR     Cuyahoga County, OH Health Care Facilities, Judson
                          Retirement Community, Series A, 7.250% due 11/15/18 ..............       998,750
     1,500,000   BBB    Montgomery County, OH Health Systems Revenue, Series B,
                          8.100% due 7/1/18 ................................................     1,680,000
     1,250,000   NR     Ohio State Solid Waste Revenue, 9.000% due 6/1/21 ..................     1,315,625
     1,000,000   Baa3*  Ohio Water Development Authority, PCR, Series A,
                          8.100% due 10/1/23 (a) ...........................................     1,063,750
                                                                                              ------------
                                                                                                 6,121,875
                                                                                              ------------
Pennsylvania -- 13.8%
     2,200,000   B-     Allegheny County, PA IDA, Special Facilities Revenue, Series B,
                          (U.S. Air Project), 8.500% due 3/1/21 (a) ........................     2,362,250
                        Beaver County, PA IDA, PCR:
     2,000,000   BB       7.625% due 5/1/20 ................................................     2,140,000
     2,500,000   BB       7.625% due 5/1/25 ................................................     2,675,000
     1,500,000   NR     Delaware County, PA IDA, First Mortgage, White Horse,
                          (Pre-Refunded -- Escrowed with U.S. Government
                          Securities to 7/1/99 Call @ 103), 9.700% due 7/1/09 (b). .........     1,736,250
     3,000,000   BBB+   Lebanon County, PA Samaritan House, Series B,
                          (Pre-Refunded-- Escrowed with U.S. Government Securities
                          to 11/1/99 Call @ 102), 8.250% due 11/1/18 (b) ...................     3,367,500
     2,500,000   A3*    Luzerne County, PA IDA, 7.125% due 12/1/22 (a) 2,621,875
     2,000,000   Ba1*   Montgomery County, PA Higher Education & Health Authority,
                          (Pre-Refunded -- Escrowed with U.S. Government Securities
                          to 11/1/99 Call @ 102), 8.375% due 11/1/11 (b) ...................     2,252,500
       625,000   NR     Northumberland County, PA IDA Revenue,
                          6.875% due 2/1/03 ................................................       628,906
     1,500,000   AA+    Pennsylvania HFA, Series C, 6.900% due 4/1/25 (a) ..................     1,582,500
     1,950,000   Baa*   Philadelphia, PA Gas Revenue, Series B,
                          6.400% due 11/15/16 ..............................................     1,986,563
     1,000,000   NR     Philadelphia, PA IDR, Host Marriott,
                          7.750% due 12/1/17 (a) ...........................................     1,061,250

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Pennsylvania -- 13.8% (continued)
    $1,500,000   BB+    Scranton-Lackawanna, PA Health & Welfare Authority,
                          Mercy Health Systems, Series B, 8.500% due 7/1/20 ................  $  1,601,250
     1,250,000   BBB+   Sharon, PA Regional Health Systems, (Project B),
                          6.875% due 12/1/22 ...............................................     1,276,562
                                                                                              ------------
                                                                                                25,292,406
                                                                                              ------------
Puerto Rico -- 0.1%
       200,000   A      Commonwealth of PR, GO Bonds, 8.000% due 7/1/08 ....................       214,000
                                                                                              ------------
South Carolina -- 1.1%
     1,000,000   NR     Florence County, SC IDR, 7.375% due 2/1/07 .........................     1,045,000
       875,000   NR     McCormick County, SC COP, 9.750% due 7/1/09 ........................       894,687
                                                                                              ------------
                                                                                                 1,939,687
                                                                                              ------------
South Dakota -- 1.1%
                        Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds:
       200,000   NR       7.000% due 7/1/99 ................................................       201,750
     1,865,000   NR       7.500% due 7/1/13 ................................................     1,890,644
                                                                                              ------------
                                                                                                 2,092,394
                                                                                              ------------
Tennessee -- 0.4%
       750,000   AAA    Knox County, TN Health Education & Housing, FSA-Insured,
                          7.125% due 1/1/30 ................................................       813,750
                                                                                              ------------
Texas -- 11.3%
     2,150,000   BBB    Alliance, TX Airport Authority Inc., (Federal
                          Express Corporation Project), 6.375% due 4/1/21 (a) ..............     2,155,375
       600,000   NR     Angelina County, TX Jail Facilities Financing Corporation,
                          Criminal Detention Center, Mortgage Revenue Bonds,
                          9.750% due 8/1/09 (c)(d) .........................................         6,000
                        Brazos River, TX PCR, (Collateral-Texas Utilities
                          Electric Co., Project A):
     1,000,000   BBB        9.875% due 10/1/17 (a) .........................................     1,061,760
     2,000,000   BBB+       8.250% due 1/1/19 (a) ..........................................     2,150,000
     1,175,000   A*     El Paso, TX Housing Finance Corporation, Single-Family
                          Mortgage Revenue, 8.750% due 10/1/11 .............................     1,273,406
     2,000,000   B      El Paso, TX International Airport Revenue Bonds, (Marriott
                          Corporation Project), 7.750% due 3/1/12 ..........................     2,067,500
     1,190,000   NR     Harris County, TX Industrial Development Corporation, IDR
                          Continental Airlines Inc.,  7.950% due 7/1/19 (a) ................     1,189,762
       840,000   NR     La Salle County, TX Jail Facilities Financing Corporation,
                          Criminal Detention Center, Mortgage Revenue Bonds,
                          9.750% due 8/1/09 (c)(d) .........................................         8,400

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1996

================================================================================

        FACE
       AMOUNT   RATING                            SECURITY                                         VALUE
==========================================================================================================
Texas -- 11.3% (continued)
                        Matagorda County, TX Navigation District No. 1, PCR,
                          (Houston Lighting & Power Company Project):
    $1,000,000   AAA        MBIA-Insured, 6.100% due 7/1/28 ................................  $  1,016,250
     1,400,000   A2*        Series A, 7.875% due 2/1/19 (a) ................................     1,477,000
     1,400,000   AA     North Central, TX Health Facilities Development
                          Project, Hospital Revenue Bonds, Baylor Health Care
                          Systems, Series 1992B, Variable Rate INFLOS,
                          7.970% due 5/15/08 (f) ...........................................     1,505,000
                        Northgate Crossing, TX Municipals Utilities:
     1,000,000   NR       District 1, GO, 8.875% due 12/1/13 ...............................       972,500
     1,000,000   NR       District 2, Special Tax, 8.875% due 12/1/13  972,500
       570,000   NR     Pecos County, TX Jail Facilities Financing Corporation,
                          Criminal Detention Center, Mortgage Revenue Bonds,
                          9.750% due 8/1/09 (c)(d) .........................................         5,700
                        Port Corpus Christi, TX Industrial Development
                          Corporation, Valero Refinancing and Marketing Company:
     2,500,000   BBB-       Series A, 10.250% due 6/1/17 ...................................     2,654,575
     2,000,000   BBB-       Series B, 10.625% due 6/1/08 (a) ...............................     2,129,040
                                                                                              ------------
                                                                                                20,644,768
                                                                                              ------------
Utah -- 1.1%
     1,750,000   NR     Hurricane, UT Health Facilities Development Revenue,
                          (Mission Health Services Project), 10.500% due 7/1/20. ...........     1,929,375
                                                                                              ------------
Vermont -- 1.2%
     2,060,000   A1*    Vermont Housing Finance Agency, Home Mortgage,
                          Series B, 8.100% due 6/1/22 (a) ..................................     2,150,125
                                                                                              ------------
West Virginia -- 0.8%
     2,500,000   NR     Marion County, WV County Commission, Solid Waste
                          Disposal Facility, 7.750% due 12/1/11 (a)(d) .....................     1,500,000
                                                                                              ------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $175,606,622**) ...........................................  $182,847,202
                                                                                              ============

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be "AAA" rated even if the issuer has not applied for new ratings.
(c)  Security is in default.
(d)  Security has been valued by the Fund's Board of Directors (See Note 5).
(e)  Securities segregated by Custodian for open market purchase commitment.
(f) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 11-13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                                October 31, 1996

================================================================================

--------------------------------------------------------------------------------
                                       Standard &           Percent of
        Moody's        and/or           Poor's          Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Aaa                             AAA                   1.2%
         Aa                              AA                    4.3
         A                               A                     8.6
         Baa                             BBB                  39.5
         Ba                              BB                   12.8
         B                               B                     3.3
         NR                              NR                   30.3
                                                             -----
                                                             100.0%
                                                             =====
--------------------------------------------------------------------------------

                                                                    Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA            -- Bonds rated "AAA" have the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA             -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A              -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B and CCC  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposurers to adverse conditions.

[Logo]                                           Municipal High Income Fund Inc.
                                                        Bond Ratings (continued)

================================================================================

Moody's        -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa             -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A              -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa            -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba             -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

[Logo]                                           Municipal High Income Fund Inc.
                                                           Security Descriptions

================================================================================

SHORT-TERM SECURITIES RATINGS

VMIG 1     -- Moody's highest rating for issues having demand feature --
              variable-rate demand obligation.

SECURITY DESCRIPTIONS

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
              Construction Loan Insurance
CONNIE LEE -- College Construction Loan
              Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

[Logo]                                           Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
                                                                October 31, 1996

================================================================================

ASSETS:
   Investments, at value (Cost -- $175,606,622) ................  $ 182,847,202
   Cash ........................................................         64,929
   Receivable for securities sold ..............................        201,765
   Interest receivable .........................................      4,617,473
                                                                  -------------
   Total Assets ................................................    187,731,369
                                                                  -------------

LIABILITIES:
   Dividends payable ...........................................        192,228
   Investment advisory fees payable ............................         65,198
   Administration fees payable .................................         32,338
   Accrued expenses ............................................        138,178
                                                                  -------------
   Total Liabilities ...........................................        427,942
                                                                  -------------
Total Net Assets ...............................................  $ 187,303,427
                                                                  =============
NET ASSETS:
   Par value of capital shares .................................  $     196,599
   Capital paid in excess of par value .........................    182,673,658
   Undistributed net investment income .........................        335,158
   Accumulated net realized loss on security transactions ......     (3,142,568)
   Net unrealized appreciation of investments ..................      7,240,580
                                                                  -------------
Total Net Assets
   (Equivalent to $9.53 a share on 19,659,882 shares of
     $0.01 par value outstanding; 500,000,000 shares authorized)  $ 187,303,427
                                                                  =============


                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 1996

================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $ 13,829,594
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........................         747,137
   Administration fees (Note 3) ...............................         373,569
   Shareholder communications .................................         130,000
   Audit and legal ............................................          59,000
   Directors' fees ............................................          43,000
   Registration fees ..........................................          24,400
   Shareholder and system servicing fees ......................          23,045
   Pricing service fees .......................................          15,000
   Custody ....................................................           8,200
   Other ......................................................           7,400
                                                                   ------------
   Total Expenses .............................................       1,430,751
                                                                   ------------
Net Investment Income .........................................      12,398,843
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ......................................      30,914,631
     Cost of securities sold ..................................      31,120,614
                                                                   ------------
   Net Realized Loss ..........................................        (205,983)
                                                                   ------------

   Change in Net Unrealized Appreciation of Investments:
     Beginning of year ........................................       7,086,829
     End of year ..............................................       7,240,580
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................         153,751
                                                                   ------------
Net Loss on Investments .......................................         (52,232)
                                                                   ------------
Increase in Net Assets From Operations ........................    $ 12,346,611
                                                                   ============

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,

================================================================================
                                                      1996              1995
                                                      -----             -----
OPERATIONS:
   Net investment income ........................ $  12,398,843   $  12,483,459
   Net realized loss ............................      (205,983)       (269,935)
   Increase in net unrealized appreciation ......       153,751      11,037,820
                                                  -------------   -------------
   Increase in Net Assets From Operations .......    12,346,611      23,251,344
                                                  -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ........................   (12,090,828)    (12,736,819)
                                                  -------------   -------------
   Decrease in Net Assets From
     Distributions to Shareholders ..............   (12,090,828)    (12,736,819)
                                                  -------------   -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ..................          --           154,164
                                                  -------------   -------------
   Increase in Net Assets From
     Fund Share Transactions ....................          --           154,164
                                                  -------------   -------------
Increase in Net Assets ..........................       255,783      10,668,689

NET ASSETS:
   Beginning of year ............................   187,047,644     176,378,955
                                                  -------------   -------------
   End of year* ................................. $ 187,303,427   $ 187,047,644
                                                  =============   =============

*Includes undistributed net investment income of: $     335,158   $      27,143
                                                  =============   =============

                       See Notes to Financial Statements.

[Logo]                                           Municipal High Income Fund Inc.
                                                   Notes to Financial Statements

================================================================================

     1. Significant Accounting Policies

     Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) expenses are charged to the Fund; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

[Logo]                                           Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)

================================================================================

     4. Investments

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $30,388,821
--------------------------------------------------------------------------------
Sales                                                                 30,914,631
================================================================================

     At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $10,756,959 *
Gross unrealized depreciation                                       (3,516,379)*
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 7,240,580 *
================================================================================

* Substantially the same for Federal income tax purposes.

     5. Securities Valued by the Fund's Board of Directors

     Some of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the securities. The table below shows the securities valued by the Fund's Board of Directors:

                                                                                    Value as a
                                       Acquisition        Par         10/31/96      Percentage
        Security                           Date          Amount         Value      of Net Assets     Cost
============================================================================================================
Angelina County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage Revenue
  Bonds, 9.750% due 8/1/09*              10/11/89     $  600,000     $    6,000        0.003%     $  158,755

Hennepin, IL IDA Revenue,
  (Metchem Corp. Project),
  10.250% due 1/1/05*                     3/17/89      1,750,000         30,000        0.016       1,750,000

La Salle County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage Revenue
  Bonds, 9.750% due 8/1/09*              10/10/89        840,000          8,400        0.004         222,257

Pecos County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage Revenue
  Bonds, 9.750% due 8/1/09*              10/10/89        570,000          5,700        0.003         150,780

Marion County, WV
  County Commission,
  Solid Waste Disposal Facility,
  7.750% due 12/1/11                      1/13/94      2,500,000      1,500,000        0.820       2,500,000
============================================================================================================
* Security is in default.

[Logo]                                           Municipal High Income Fund Inc.
                                                   Notes to Financial Statements

================================================================================

     6. Capital Shares

     At October 31, 1996, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

     Capital stock transactions during the prior fiscal year was as follows:

                                                                 Year Ended
                                                                  10/31/95
                                                             -------------------
                                                             Shares     Amount
================================================================================
Shares issued on reinvestment                                17,187    $154,164
================================================================================

     7. Capital Loss Carryforwards

     At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $3,142,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below:

                                 10/31/02           10/31/03          10/31/04
================================================================================
Carryover Amounts              $2,667,000           $270,000          $205,000
================================================================================

[Logo]                                           Municipal High Income Fund Inc.
                                                            Financial Highlights

================================================================================

For a share of capital stock outstanding throughout each year:

                                                   1996            1995            1994            1993            1992
                                                   ----            ----            ----            ----            ----
Net Asset Value, Beginning of Year ......      $   9.51        $   8.98        $   9.72        $   9.49        $   9.42
                                               --------        --------        --------        --------        --------
Income (Loss) From Operations:
  Net investment income .................          0.63            0.64            0.65            0.67            0.70
  Net realized and unrealized gain (loss)          --              0.54           (0.72)           0.23            0.06
                                               --------        --------        --------        --------        --------
Total Income (Loss) From Operations .....          0.63            1.18           (0.07)           0.90            0.76
                                               --------        --------        --------        --------        --------
Less Distributions From:
  Net investment income .................         (0.61)          (0.65)          (0.65)          (0.67)          (0.69)
  Net realized gains ....................          --              --             (0.02)           --              --
                                               --------        --------        --------        --------        --------
Total Distributions .....................         (0.61)          (0.65)          (0.67)          (0.67)          (0.69)
                                               --------        --------        --------        --------        --------
Net Asset Value, End of Year ............      $   9.53        $   9.51        $   8.98        $   9.72        $   9.49
                                               --------        --------        --------        --------        --------
Total Return, Based on Market Value .....         10.22%          14.17%         (10.11)%         17.76%           3.37%
                                               --------        --------        --------        --------        --------
Net Assets, End of Year (000s) ..........      $187,303        $187,048        $176,379        $188,294        $179,104
                                               ========        ========        ========        ========        ========
Ratios to Average Net Assets:
  Expenses ..............................          0.77%           0.84%           0.84%           0.87%           0.87%
  Net investment income .................          6.65            6.87            6.98            6.89            7.31
Portfolio Turnover Rate .................            17%             18%             17%             13%             12%
Market Value, End of Year ...............      $  9.000        $  9.000        $  8.250        $  9.875        $  9.125

[Logo]                                           Municipal High Income Fund Inc.
                                                    Independent Auditors' Report

================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1994, were audited by other auditors whose report thereon, dated December 15, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
December 10, 1996

[Logo]                                           Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)

================================================================================

                                                                     Dividend
 Record          Pay           NYSE        Net Asset    Dividend   Reinvestment
  Date          Date      Closing Price*     Value        Paid         Price
 ------        -------     -------------    ------       -------      ------
11/22/94      11/30/94         $8.125        $8.71       $0.0540       $8.34
12/22/94      12/31/94          8.125         8.84        0.0540        8.29
 1/24/95       1/31/95          8.625         8.99        0.0540        8.83
 2/21/95       2/28/95          8.750         9.13        0.0540        8.85
 3/24/95       3/31/95          8.875         9.25        0.0540        8.94
 4/21/95       4/30/95          9.000         9.32        0.0540        8.94
 5/25/95       5/31/95          8.875         9.44        0.0540        8.89
 6/23/95       6/30/95          8.750         9.44        0.0540        8.97
 7/25/95       7/28/95          8.875         9.39        0.0540        8.59
 8/22/95       8/25/95          8.875         9.33        0.0540        8.93
 9/26/95       9/29/95          8.875         9.43        0.0540        8.94
10/24/95      10/27/95          8.875         9.51        0.0540        8.79
11/20/95      11/24/95          8.750         9.49        0.0540        8.87
12/26/95      12/29/95          8.375         9.58        0.0510        8.60
 1/19/96       1/26/96          8.875         9.59        0.0510        8.88
 2/20/96       2/23/96          8.750         9.57        0.0510        8.86
 3/26/96       3/29/96          8.875         9.43        0.0510        8.86
 4/23/96       4/26/96          8.750         9.38        0.0510        8.90
 5/31/96       5/31/96          8.875         9.40        0.0510        8.85
 6/26/96       6/29/96          8.500         9.33        0.0510        8.79
 7/23/96       7/26/96          8.625         9.38        0.0510        8.82
 8/27/96       8/30/96          8.875         9.43        0.0510        8.90
 9/24/96       9/29/96          8.875         9.44        0.0510        9.00
10/22/96      10/25/96          9.000         9.48        0.0510        9.08

* As of Record Date.

[Logo]                                           Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
                                      and Additional Tax Information (unaudited)

================================================================================

                         Quarterly Results of Operations

                                                                      Net Realized                  Net Increase
                                                Net                  and Unrealized                  (Decrease)
                    Investment               Investment                Gain (Loss)                  in Net Assets
                      Income                   Income                 on Investments               From Operations
              ---------------------     ----------------------    ------------------------     ------------------------
 Quarter                      Per                        Per                        Per                           Per
  Ended           Total      Share         Total        Share         Total        Share             Total       Share
 --------        ------      ------       ------       ------         ------       ------           ------       ------
 1/31/95      $3,524,651   $   0.18     $3,184,522    $   0.16     $ 1,626,418    $   0.08      $ 4,810,940    $   0.24
 4/30/95       3,416,272       0.17      3,017,427        0.16       4,484,698        0.22        7,502,125        0.38
 7/31/95       3,578,666       0.18      3,178,309        0.16       2,188,738        0.11        5,367,047        0.27
10/31/95       3,496,188       0.18      3,103,201        0.16       2,468,031        0.13        5,571,232        0.29
 1/31/96       3,487,742       0.18      3,089,124        0.16       1,821,322        0.09        4,910,446        0.25
 4/30/96       3,405,211       0.17      3,035,493        0.15      (4,388,492)      (0.22)      (1,352,999)      (0.07)
 7/31/96       3,456,996       0.18      3,142,875        0.16         382,360        0.02        3,525,235        0.18
10/31/96       3,479,645       0.18      3,131,351        0.16       2,132,578        0.11        5,263,929        0.27

                     --------------------------------------

                                 Tax Information

For the year ended October 31, 1996, 100% of the dividends paid by the Municipal High Income Fund from net investment income were tax-exempt for regular federal income tax purposes.

[Logo]                                           Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by the First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share at the time shares are valued for determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of their net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of the net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions.

[Logo]                                           Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)

================================================================================

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     A current prospectus may be obtained by contacting a Smith Barney Financial Consultant. Information concerning the Plan may be obtained from First Data at
(800) 331-1710.

                     --------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 1996, the Fund has not repurchased any shares.

[Logo]                                           Municipal High Income Fund Inc.
                                                          Management of the Fund

================================================================================

Directors

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator

Smith Barney Mutual Funds
Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

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


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

                                     [Logo]

This report is sent to shareholders of Municipal High Income Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                                New York, NY10013
                                 (212) 723-9218

                                  FD01049 12/96